                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): June 4, 2004





                                  A.S.V., INC.
             (Exact name of registrant as specified in its charter)



          Minnesota                        0-25620               41-1459569
(State or other jurisdiction of    (Commission file number)   (I.R.S. Employer
       incorporation)                                        Identification No.)





                  840 Lily Lane, Grand Rapids, Minnesota 55744
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (218) 327-3434

Item 7.           Financial Statements and Exhibits.


                  c.           Exhibits

                  Exhibit      Description of Exhibit

                  99           Press release dated June 4, 2004

Item 9.           Regulation FD Disclosure

                  On June 4, 2004, A.S.V., Inc. ("ASV") issued a press release disclosing its updated financial outlook for 2004 which included a discussion of its estimated anticipated net sales and anticipated earnings per share for the twelve months ending December 31, 2004.

                  For additional information, see the press release included as
                  Exhibit 99 hereto.

SIGNATURE

             Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  June 4, 2004



                                            A.S.V., Inc.


                                            By: /s/ Gary Lemke
                                                -------------------------------
                                                Its:  President
                                                    ---------------------------





                                  EXHIBIT INDEX

             Exhibit   Description of Exhibit

               99      Press release dated June 4, 2004